UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2014

The Providence Service Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 East Broadway Blvd., Tucson, Arizona	85701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 747-6600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

On March 27, 2014, The Providence Service Corporation (the “Company”) entered into an Amendment and Termination of Rights Agreement (the “Amendment”) with Computershare Trust Company, N.A. (the “Rights Agent”), which amended that certain Amended and Restated Rights Agreement (the “Rights Agreement”), dated as of December 9, 2011, by and between the Company and the Rights Agent (commonly referred to as a “poison pill”). The Amendment accelerates the expiration date of the Rights Agreement from December 9, 2014 to March 27, 2014, such that, as of 5:00 p.m. Eastern time on March 27, 2014, the preferred share purchase rights (the “Rights”), each representing the right to purchase one one-hundredth of a share of Series A Junior Participating Preferred Stock (the “Preferred Shares”) of the Company will expire and no longer be outstanding and the Rights Agreement will terminate and be of no further force or effect.

The foregoing is a summary only and does not purport to be a complete description of all of the terms, provisions, covenants, and agreements contained in the Amendment, and is subject to and qualified in its entirety by reference to the full text of the Amendment, which is filed herewith as Exhibit 4.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Item 1.02          Termination of a Material Definitive Agreement.

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 3.03          Material Modification to Rights of Security Holders.

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Promptly following the expiration of the Rights and the termination of the Rights Agreement, the Company will file a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating the Preferred Shares.

The foregoing is a summary only and does not purport to be a complete description of the Certificate of Elimination, and is subject to and qualified in its entirety by reference to the full text of the Certificate of Elimination, which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 3.03.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure provided in Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 9.01          Financial Statements and Exhibits.

Exhibit	Description

3.1	Certificate of Elimination dated as of March 27, 2014
4.1	Amendment and Termination of Rights Agreement, dated as of March 27, 2014, by and between the Registrant and Computershare Trust Company, N.A., as Rights Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date: March 27, 2014	By:	/s/ Robert E. Wilson
	Name:	Robert E. Wilson
	Title:	Chief Financial Officer